SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/  Preliminary Proxy Statement       / /      Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement

/ /  Definitive Additional Materials

/ /  Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Maxus Realty Trust, Inc.
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No Fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                            Maxus Realty Trust, Inc.
                                 104 Armour Road
                        North Kansas City, Missouri 64116

                                 March __, 2005

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders to be held at 10:00 A.M. on May 10, 2005, in the 24th Floor Conference Room at 2345 Grand Boulevard, Suite 2400, Kansas City, Missouri. Information regarding business to be conducted at the meeting is set forth in the accompanying Notice of Annual Meeting and Proxy Statement.

     The Board of Trustees of Maxus Realty Trust, Inc. (the "Trust") is asking you to consider and vote on the proposals contained in the enclosed Proxy Statement. In addition to the election of trustees, the Board is recommending:

     o an amendment to the Trust's Articles of Incorporation to authorize the issuance of up to 5,000,000 shares of preferred stock

     o an amendment to the Trust's bylaws to not require that the Trust's Chairman of the Board be the Trust's Chief Executive Officer, but to allow the Trust's President to be the Trust's Chief Executive Officer, if so designated by the Trust's Board of Trustees.

     The accompanying Proxy Statement, which you are urged to read carefully, provides detailed information concerning the election of trustees.

     We cannot stress enough the importance of the vote of every shareholder, regardless of the number of shares owned. Therefore, even if you are planning to attend the meeting, we urge you to complete and return the enclosed proxy to ensure that your shares will be represented. A postage-paid envelope is enclosed for your convenience. Should you later decide to attend the meeting, you may revoke your proxy at any time and vote your shares personally at the meeting.

     We look forward to seeing many shareholders at the meeting.

                                   Sincerely,



                                   David L. Johnson
                                   Chairman of the Board,
                                   President and
                                   Chief Executive Officer

                            MAXUS REALTY TRUST, INC.
                                 104 ARMOUR ROAD
                        NORTH KANSAS CITY, MISSOURI 64116

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 10, 2005

To the Shareholders of
Maxus Realty Trust, Inc.:

     You are hereby notified that the Annual Meeting of Shareholders of Maxus Realty Trust, Inc. (the "Trust") will be held at 10:00 A.M. on May 10, 2005, in the 24th Floor Conference Room at 2345 Grand Boulevard, Suite 2400, Kansas City, Missouri, for the following purposes:

     1. To elect seven trustees to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualify.

     2. To consider and vote on a proposal to amend Article Three of the Trust's Articles of Incorporation to authorize the issuance of up to 5,000,000 shares of preferred stock.

     3.   To consider  and vote on a proposal  to amend  Section 4.5 and Section
          4.6 of the Trust's bylaws to allow the Trust's Board of Trustees to designate either the Trust's Chairman of the Board or the Trust's President as the Trust's Chief Executive Officer.

     4. To consider and vote on a proposal to adjourn the Annual Meeting of Shareholders to allow for additional solicitation of shareholder proxies or votes in the event that the number of proxies or votes sufficient to obtain a quorum or to approve Proposal 1, 2 or 3 have not been received by the date of the Annual Meeting of Shareholders.

     5. To consider and act on such other business as may properly come before the meeting or any adjournment thereof.

     The Trust's Board of Trustees has fixed the close of business on March 21, 2005, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting.

                                              BY ORDER OF THE BOARD OF TRUSTEES



                                              Christine A. Robinson, Secretary
March __, 2005
North Kansas City, Missouri

                            MAXUS REALTY TRUST, INC.
                                 104 ARMOUR ROAD
                        NORTH KANSAS CITY, MISSOURI 64116

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 10, 2005

     The Board of Trustees of Maxus Realty Trust, Inc. (the "Trust") is soliciting the enclosed proxy for its use at the Annual Meeting of Shareholders to be held at 10:00 A.M. on May 10, 2005, in the 24th Floor Conference Room at 2345 Grand Boulevard, Suite 2400, Kansas City, Missouri, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The Board is first mailing this Proxy Statement and the enclosed form of proxy on or about March __, 2005.


Introduction

     In addition to asking you to vote on nominees to the Board of Trustees, the Board of Trustees is proposing an amendment to the Trust's Articles of Incorporation to authorize the issuance of up to 5,000,000 shares of preferred stock. The Board of Trustees is also proposing an amendment to the Trust's Bylaws that will allow the Board of Trustees to designate the President as the Chief Executive Officer of the Trust. The Trust's Bylaws currently require that the Chairman of the Board be the Trust's Chief Executive Officer. These proposals are described in the accompanying Notice of Annual Meeting under Proposals 2 and 3.

     If Proposal 2 is adopted, the Board of Trustees will have the authority to issue preferred stock from time to time in one or more series, the terms, rights and features of which are determined by the Trust's Board of Trustees upon issuance, a structure commonly referred to as "blank check" preferred stock. The Board would be expressly authorized, at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the powers, designations, preferences and relative, participating, optional or other rights, if any, qualifications, limitations or restrictions thereof, if any, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any class or series of the preferred stock, in each case without any further action or vote by the shareholders.

     The amendment will provide the Trust with increased financial flexibility in meeting future capital requirements by providing another type of security in addition to its common stock because it will allow preferred stock to be available for issuance from time to time and with such features as determined by the Board for any proper corporate purpose. Such purposes could include, without limitation, issuance for cash as a means of obtaining capital for use by the Trust, or issuance as part or all of the consideration required to be paid by the Trust for acquisitions of apartment complexes or other real estate assets.

     The authorization of the blank check preferred stock could have anti-takeover effects and have other negative effects on the Trust's common stockholders, which are described in detail under Proposal 2. While the amendment may have anti-takeover ramifications, the Board believes that the financial flexibility offered by the amendment outweighs any disadvantages.

     If Proposal 3 is adopted, the Board of Trustees will have the flexibility to appoint a Chairman of the Board that is not the Trust's Chief Executive Officer and is not necessarily a part of the Trust's management. Currently, the Trust's Bylaws require that the Chairman of the Board be the Chief Executive Officer of the Trust.


Record Date

     The Board of Trustees has fixed the close of business on March 21, 2005, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting. On March __, 2005, there were issued and outstanding and entitled to vote [1,294,304] shares of the Trust's common stock, par value $1.00 per share. The presence in person or by proxy of the holders of record of a majority of the shares of Trust common stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the meeting.

Proxies

     If you sign and return the enclosed proxy card, the proxies named therein will vote the shares which the proxy represents in accordance with the specifications thereon. If you do not indicate the manner in which you want your shares voted on the proxy card, the proxies will vote them for (i) the nominees for Trustees named herein and (ii) the proposed amendments to the Trust's Articles of Incorporation and Bylaws. If you are a participant in the Trust's First Amended Optional Stock Dividend Plan (formerly the Dividend Reinvestment
Plan), the proxy card represents the number of full shares in your optional stock dividend plan account, as well as shares registered in your name.

     You may revoke your proxy at any time before it is voted by (i) delivering to the Secretary of the Trust written notice of revocation bearing a later date than the proxy, (ii) submitting a later dated proxy, or (iii) revoking the proxy and voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy. Any written notice revoking a proxy should be sent to Christine A. Robinson, Secretary, Maxus Realty Trust, Inc., 104 Armour, North Kansas City, Missouri 64116.

Voting

     Shareholders are entitled to one vote per share on all matters, except for the election of Trustees, as to which cumulative voting applies. Under cumulative voting, each shareholder is entitled to cast that number of votes equal to the number of shares held by the shareholder multiplied by the number of Trustees to be elected, and all of such votes may be cast for a single Trustee or may be distributed among the nominees as the shareholder wishes. If you want to cumulate your votes, you should mark the accompanying proxy card to clearly indicate how you want to exercise the right to cumulate votes and specify how you want votes allocated among the nominees for Trustees. For example, you may write "cumulate" on the proxy card and write next to the name of the nominee or nominees for whom you desire to cast votes the number of votes to be cast for such nominee or nominees. Alternatively, without exercising your right to vote cumulatively, you may instruct the proxy holders not to vote for one or more of the nominees by marking on the proxy card "For All Except" and filling in the circle next to each nominee you wish to withhold your vote. By not marking the proxy card with respect to the election of Trustees to indicate how you want votes allocated among the nominees, you will be granting authority to the persons named in the proxy card to cumulate votes if they choose to do so and to allocate votes among the nominees in such a manner as they determine is necessary in order to elect all or as many of the nominees as possible.

     Trustees must be elected by a plurality vote. To be elected, a nominee must be one of the seven candidates who receives the most votes out of all votes cast at the Annual Meeting. The affirmative vote of a majority of the issued and outstanding shares of the Trust is required to adopt each of the matters described in Proposal 2 and Proposal 3. The affirmative vote of the holders of a majority of the shares which are present in person or represented by proxy at the Annual Meeting is required to act on any other matters properly brought before the Meeting.

     Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. If you indicate "abstain" or "withheld" on a matter, your shares will be deemed present for that matter. In tabulating votes cast on the proposals to amend the Articles of Incorporation and Bylaws (Proposal 2 and Proposal 3), abstentions and broker non-votes will have the same effect as a negative vote. In tabulating votes cast on the election of Trustees, broker non-votes are not counted for purposes of determining the Trustees who have been elected. Shares withheld will have no impact on the election of Trustees except to the extent that (i) the failure to vote for an individual nominee results in another nominee receiving a larger proportion of the vote and (ii) withholding authority to vote for all nominees has the effect of abstaining from voting for any nominee. In tabulating votes on other matters, abstentions will have the effect of a negative vote and broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

Discretionary Authority

     By executing a proxy, you will be giving the proxies discretionary authority to vote your shares on any other business that may properly come before the meeting and any adjournment thereof as to which the Trust did not have notice a reasonable time prior to the date of mailing this proxy statement. The Board of Trustees is not aware of any such other business and does not itself intend to present any such other business. However, if such other business does come before the meeting, shares represented by proxies will be voted by the persons named in the proxy in accordance with their best judgment. A proxy also confers discretionary authority on the persons named therein to approve minutes of the last Annual Meeting of Shareholders, to vote on matters incident to the conduct of the meeting and to vote on the election of any person as a Trustee if a nominee herein named should decline or become unable to serve as a Trustee for any reason.

Costs of Solicitation

     The Trust will pay all costs of preparing and soliciting proxies for the Annual Meeting. In addition to solicitation by mail, officers and Trustees of the Trust may solicit proxies from shareholders personally, or by telephone. The Trust will also reimburse brokerage firms, banks and other nominees for their reasonable costs incurred in forwarding proxy materials for shares held of record by them to the beneficial owners of such shares.

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

     Certain statements in this Proxy Statement constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this Proxy Statement, the words "estimate," "project," "anticipate," "expect," "intend," "believe" and similar expressions are intended to identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance and achievements of the Trust, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among other things, the following factors, as well as those factors discussed elsewhere in the Trust's filings with the Commission: competition, inflation, the ability to retain tenants, general economic, business, market and social conditions, trends in the real estate investment market, projected leasing and sales, future prospects for the Trust and other factors referred to in this Proxy Statement.

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

     The Board of Trustees proposes the election of the seven nominees listed below to serve as Trustees of the Trust until the next Annual Meeting of Shareholders and until their successors have been elected and qualify, or until their earlier death, resignation or removal. If any vacancy in the list of nominees shall occur for any reason, the Board of Trustees will select a substitute nominee to be voted upon at the Annual Meeting.

     The following is a brief summary of the business experience during the past five years of each of the nominees for election as Trustees of the Trust, including, where applicable, information regarding other directorships held by each nominee:

     Mr. David L. Johnson, age 48, has served as a Trustee, Chairman of the Board, President and Chief Executive Officer of the Trust since May 11, 2004. He also served as Trustee from November 27, 1999 until May 13, 2003. He also served as Chief Executive Officer from November 27, 1999 until January 25, 2002. Mr. Johnson is also Chairman of Maxus Properties, Inc. ("Maxus"), a Missouri corporation located at 104 Armour Road, North Kansas City, Missouri 64116 that specializes in commercial property management for affiliated owners. Maxus employs more than 200 people to manage 43 commercial properties, including more than 6,500 apartment units and approximately 400,000 square feet of retail and office space. He has served as Chairman of Maxus since its inception in 1988. Mr. Johnson is also on the Board of Directors of Maxus Capital Corp.

     Mr. Danley K. Sheldon, age 46, has served as a Trustee since January 25, 2002. He was formerly the Trust's President and Chief Executive Officer from January, 2002 until May, 2004. Mr. Sheldon also was formerly the chief executive officer of Maxus, from May, 2002 until September, 2003. Prior to joining Maxus, Mr. Sheldon held various positions with Ferrellgas Partners, L.P., a New York Stock Exchange listed company, including at various times the positions of CFO, President and Chief Executive Officer. Mr. Sheldon currently serves as a member of the board of directors of Blue Cross Blue Shield of Kansas City (where he chairs its audit committee) and the board of directors of The Greater Kansas
City Community Foundations (where he chairs its finance committee and is Treasurer). Mr. Sheldon is also on the Board of Directors of Maxus Capital Corp., the managing general partner of Maxus Real Property Investors-Four, L.P., a Missouri limited partnership that is a public reporting company. Since 2003, Mr. Sheldon has been involved in developing, financing and operating various site-based entertainment concepts.

     Mr. Monte McDowell, age 47, has served as a Trustee since November 9, 1999. He is President, Chief Executive Officer and principal shareholder of McDowell Holdings, Inc., a Missouri corporation that is a diversified holding company with interests in the outdoor sports industry and wholesale pharmaceutical distribution. Previously, Mr. McDowell was President, Chief Executive Officer and principal shareholder of Home Medical Specialty Equipment, Inc., a Missouri corporation doing business as MED4HOME, involving capital equipment medical sales.

     Mr. Christopher J. Garlich, age 47, has served as a Trustee since November 27, 1999. He is the Executive Vice President and member of Bancorp Services, LLC, a Missouri limited liability company, specializing in the development, administration and distribution of life insurance products to the corporate and high net worth market place. Mr. Garlich, through a wholly-owned trust, is also the majority shareholder of Maxus.

     Mr. W. Robert Kohorst, age 52, has served as a Trustee since May 15, 2002. He is President, founding shareholder and majority owner of Everest Properties, LLC ("Everest"), which specializes in real estate and related investments, which operates through subsidiaries and affiliates.

     Mr. Jose L. Evans, age 41, has served as a Trustee since May 13, 2003. He is President and sole owner of Assured Quality Title Trust, a real estate title insurance agency and escrow company.

     Mr. Kevan D. Acord, age 46, has served as a Trustee since May 11, 2004. He is an attorney and certified public accountant in private practice in Lenexa, Kansas. He is the sole shareholder of Kevan D. Acord, P.A., a Lenexa, Kansas, based law firm specializing in the areas of federal and state income taxation, corporation law, and merger and acquisitions law. Mr. Acord is also the Managing Partner of Acord Cox & Trust, a full-service Lenexa, Kansas based certified public accounting firm. Prior to forming his own law and accounting firm in 1992, Mr. Acord was a Senior Tax Manager with the international accounting firm of Deloitte & Touche.

     In connection with two limited partnerships (Pineridge Associates, L.P. and Quivira Place Associates, L.P.) in which Mr. Johnson was the majority interest holder in the general partners and was involved in the management, the limited partners of the partnerships filed suit against Mr. Johnson individually and the general partners alleging, in part, that the defendants breached their duties and obligations to the limited partners. Judgment was entered against Mr. Johnson and the general partners that resulted in the general partners being removed as the management of the partnerships in 2003. While on appeal, in which Mr. Johnson and the general partners were vigorously contesting the judgment of the case, the parties reached a global settlement of this case and other litigation between related parties. As part of the global settlement, the parties to this case agreed to cooperate to vacate the judgment, including all findings against Mr. Johnson. On November 29, 2004, the Court vacated the judgment.

     Each of Messrs. McDowell, Kohorst, Evans, Sheldon and Acord are Independent Trustees as defined in the Trust's Bylaws. The Board has determined that each of the trustees currently slated for re-election is independent within the meaning of the National Association of Securities Dealers ("NASD") listing standards, Rule 4200(a)(15), with the exception of (i) Mr. Sheldon, the former President and Chief Executive Officer of the Trust, (ii) Mr. Garlich, a majority shareholder of Maxus and (iii) Mr. Johnson, the Chairman of Maxus.

     The Board of Trustees Recommends a Vote For The Above Nominees For Trustees of The Trust.

Communicating with the Board of Trustees

     Shareholders may communicate with the Board of Trustees, its committees or any member of the Board of Trustees by sending a letter in care of the Trust's Corporate Secretary at 104 Armour Boulevard, North Kansas City, Missouri 64116. The Board of Trustees' policy is to have all shareholder communications compiled by the Corporate Secretary and forwarded directly to the Board, the committee or the trustee as indicated in the letter. All letters will be forwarded to the appropriate party. The Board of Trustees reserves the right to revise this policy in the event that this process is abused, becomes unworkable or otherwise does not efficiently serve the purpose of the policy.

Meetings and Committees of the Board

     Among the standing committees of the Board of Trustees are the Executive Committee, the Audit Committee and the Nominating Committee. The Trust does not have a standing compensation committee.

The Executive Committee

     The Executive Committee is comprised of David L. Johnson, W. Robert Kohorst, and Monte McDowell. The Executive Committee is empowered to exercise, between regular meetings of the Board of Trustees, all of the authority of the Board of Trustees in the management of the Trust.

The Audit Committee

     The Audit Committee represents the Board of Trustees in overseeing the Trust's accounting and financial reporting processes and financial statement audits. The Audit Committee also reviews the implementation of the Trust's code of conduct. In this regard, the Audit Committee assists the Board of Trustees by reviewing the financial information disclosure, the internal controls established by management and the internal and external audit process. The Audit Committee currently consists of Messrs. Kohorst (Chairman), Acord and Evans. The Audit Committee has been established in accordance with Securities and Exchange Commission rules and regulations, and all the members of the Audit Committee are independent as independence for audit committee members is defined under Rule 4200(a)(15) of the NASD listing standards. The Board of Trustees has determined that Mr. W. Robert Kohorst, the Audit Committee Chairman, qualifies as an "audit committee financial expert" within the meaning of Securities and Exchange Commission rules and regulations. In February 2004, the Board amended the Audit Committee charter to include additional requirements related to the Sarbanes-Oxley Act of 2002 and NASD listing standards. The Audit Committee Charter as amended and adopted on February 11, 2004, was included as Appendix A to the Trust's proxy statement for 2004 filed with the Securities and Exchange Commission on March 15, 2004.

     The information in or referred to in the foregoing paragraph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Trust specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Nominating Committee

     The Board of Trustees established a nominating committee and adopted a charter for the committee at its annual meeting on May 11, 2004, after the Annual Meeting of the Shareholders. The Nominating Committee Charter is attached as Appendix A to this Proxy Statement. The Nominating Committee consists of Messrs. Accord, Evans and McDowell, each of whom is independent within the meaning of NASD's listing standards. The Nominating Committee's purpose is to identify and recommend individuals to the Board for nomination as members of the Board. The Nominating Committee held its first meeting on January 11, 2005.

Trustee Nomination Process

     Effective January 11, 2005, the Nominating Committee adopted certain policies and procedures applicable to the nominating committee process. The policies and procedures provide that the Nominating Committee should consider the following criteria in selecting nominees:

     o financial,  regulatory and business experience;

     o familiarity with and participation in the local community;
     o integrity,honesty and reputation;
     o dedication to the Trust and its shareholders; independence; and

     o any other factors the Nominating Committee deems relevant, including diversity, size of the Board of Trustees and regulatory disclosure obligations.

     The policies and procedures adopted by the Nominating Committee include the process for identifying and evaluating nominees. For purposes of identifying nominees for the Board of Trustees, the Nominating Committee should rely on their personal contacts and other members of the Board of Trustees. The Nominating Committee will also consider trustee candidates recommended by shareholders as described below.

     In evaluating potential nominees, the Nominating Committee is to determine whether the nominee is eligible and qualified for service on the Board of Trustees by evaluating the candidate under the selection criteria set forth above. In addition, the Nominating Committee is to conduct a check of the individual's background and interview the candidate. The Nominating Committee may in its sole discretion require candidates (including a shareholder recommended candidate) to complete a form of questionnaire similar to questionnaires completed by trustee nominees prior to filing the Trust's proxy statement.

     The trustee nominees named in this proxy statement were recommended to the Board by the Nominating Committee.

Procedures Regarding Trustee Candidates Recommended By Shareholders

     Under the policies and procedures adopted by the Nominating Committee, the Nominating Committee will also consider shareholder recommendations of qualified nominees when such recommendations are submitted in accordance with the procedures below. In order to have a nominee considered by the Nominating Committee for election at the 2006 annual meeting, a shareholder must submit its recommendation in writing to the attention of the Trust's Corporate Secretary at 104 Armour Boulevard, North Kansas City 64116 not later than November [__], 2005. Any such recommendation must include:

     o    the name of the  person  recommended  as a  trustee  candidate;
     o all information relating to such person that is required to be disclosed in solicitations of proxies for election of trustees pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;
     o the written consent of the person being recommended as a trustee candidate to being named in the proxy statement as a nominee and to serving as a trustee if elected;
     o with regard to the shareholder making the recommendation, the shareholder's name and address as they appear on the Trust's records; provided, however, that if the shareholder is not a registered holder of the Trust's common stock, the shareholder must submit his or her name and address along with a current written statement from the record holder of the shares that reflects such shareholder's beneficial ownership of the Trust's common stock and the record holder's name and address as they appear on the Trust's records; and
     o a statement disclosing whether such shareholder is acting with or on behalf of any other person, entity or group and, if applicable, the identity of such person, entity or group.

     Once the Nominating Committee receives the recommendation, the Nominating Committee will deliver to the candidate a questionnaire that requests additional information about the candidate's independence, qualifications and other matters that will assist the Nominating Committee in evaluating the candidate, as well as certain information that must be disclosed about the candidate in our proxy statement or other regulatory filings, if nominated. Candidates must complete and return the questionnaire within the time frame provided to be considered for nomination by the Nominating Committee.

Attendance at Meetings

     From January 1, 2004 to December 31, 2004, the Board of Trustees met twelve
(12) times. All of the incumbent Trustees attended seventy-five percent or more of all of the meetings of the Board of Trustees and meetings held by those committees of the Board on which they served, except Monte McDowell. The Executive Committee did not meet during 2004.

     Each year the Annual Meeting of Shareholders is held on the same day as the Annual Meeting of the Board of Trustees. Although there is no policy requiring Board members to attend the Annual Meeting of the Shareholders, all Board members usually attend both the Annual Meeting of Shareholders and the Annual Meeting of the Board of Trustees. All Board members attended the 2004 Annual Meeting of Shareholders either in person or by telephone.

Audit Committee Report

     The Audit Committee has reviewed and discussed with management the audited financial statements for the year ended December 31, 2004; has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss. 380), as modified or supplemented; has received the written disclosures and letter from the independent auditors required by Independence Standards Board Standard No. 1, as may be modified or supplemented; and has discussed with the independent auditors the auditors' independence. Based on such review and discussions, the Audit Committee has recommended to the Board of Trustees that the audited financial statements for the year ended December 31, 2004, be included in the Trust's Annual Report on Form 10-KSB for filing with the Securities and Exchange Commission.

     This report was made over the name of each member of the Audit Committee on March __, 2005, namely Jose L. Evans, Kevan D. Acord and W. Robert Kohorst.

     The information in the foregoing two paragraphs shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Trust specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Audit Fees

     The aggregate fees billed the Trust by KPMG LLP for professional services rendered for the audit of the Trust's annual financial statements for the years ended December 31, 2003 and December 31, 2004, and the review of the financial statements included in the Trust's reports on Form 8-K and Form 10-QSB during the years 2003 and 2004 were $50,500 and $70,350, respectively.

Audit-Related Fees

     KPMG LLP did not bill any fees to the Trust for assurance and related services that are reasonably related to the performance of the audit or review of the Trust's financial statements and that are not reported under the preceding caption for the years ended December 31, 2003 and December 31, 2004.

Tax Fees

     The aggregate fees billed to the Trust for professional services rendered by KPMG LLP for tax compliance, tax advice and tax planning for the years ended December 31, 2003 and December 31, 2004, were $37,000 and $23,535, respectively. These fees relate to services performed with regard to federal and state tax compliance, fixed asset depreciation analysis, information reporting consultation, distribution characterization analysis and general miscellaneous tax consulting.

All Other Fees

     KPMG LLP did not bill any fees to the Trust for any services other than those described under the preceding three captions during the years ended December 31, 2003 and December 31, 2004.

Audit Committee's Pre-Approval Policies

     The Audit Committee's policy is to pre-approve all audit services and all permitted non-audit services (including the fees and terms thereof) to be provided by the Trust's independent auditor; provided, however, pre-approval requirements for non-audit services are not required if all such services (1) do not aggregate to more than five percent of total revenues paid by the Trust to its accountant in the fiscal year when services are provided; (2) were not recognized as non-audit services at the time of the engagement; and (3) are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee.

     All of KPMG's fees in 2003 and 2004 described above were approved in advance by the Audit Committee.

Trustees' Compensation

     Pursuant to the Trust's Bylaws, the Trust's officers who serve as Trustees do not receive compensation for their services as Trustees.

     The Trust pays Independent Trustees the following fees: (a) $900 annual fee, (b) $450 for each meeting attended in person and (c) $225 for each meeting attended by telephone conference at which a vote was taken. In addition, the Trust reimburses the Independent Trustees for their travel expenses and other out-of-pocket expenses incurred in connection with attending meetings and carrying on the Trust's business.

     There are no family relationships between any of the Trustees or executive officers.

Executive Officers

                                             POSITIONS OR OFFICES
NAME                               AGE       WITH THE TRUST

David L. Johnson(1).........       48        Chairman of the Board, President,
                                             Chief Executive Officer and Trustee

John W. Alvey...............       46        Vice President and Chief Financial
                                             and Accounting Officer

     Mr. John W. Alvey has served as Vice President and Chief Financial and Accounting Officer since November 1999. He served as a Trustee from September 19, 2000 until May 15, 2002. He is also Executive Vice President and Chief Financial Officer of Maxus. He has served in these capacities since 1988. Mr. Alvey is also on the Board of Directors of Maxus Capital Corp., the managing general partner of Maxus Real Property Investors-Four, L.P., a Missouri limited partnership that is a public reporting company.

     (1) Mr. Johnson became Chairman of the Board, President and Chief Executive Officer on May 11, 2004. Prior to such date, Mr. Danley K. Sheldon served in such capacities. For biographical information on Messrs. Johnson and Sheldon, see "ELECTION OF TRUSTEES."

Executive Compensation

     No person serving as executive officer as of the end of or during 2004 or 2003 received salary and bonuses exceeding $100,000. None of the Trust's executive officers are compensated by the Trust for their services, except Danley K. Sheldon received a $15,000 bonus for his assistance in the sale of the ACI Building.

Related Transactions

     The Trust has entered into an agreement with Maxus to manage the Trust's properties. David L. Johnson, Chairman, President, Chief Executive Officer and a Trustee of the Trust, is the Chairman of Maxus. Christopher J. Garlich, a current Trustee, through a wholly-owned trust, is the majority shareholder of Maxus, and Mr. Johnson and his wife own approximately [__]% of the outstanding stock of Maxus. John W. Alvey is also an executive officer of Maxus. Management fees of $301,000 and $_________ payable to Maxus have been incurred for the years ended December 31, 2003 and December 31, 2004, respectively. The management fees the Trust pays Maxus for the management of the properties held by the Trust ranges from [3.6% to 5%] of the monthly gross receipts from the operation of each of the properties held by the Trust. In addition, certain Maxus employees are located at the Trust's properties and perform leasing, maintenance, office management and other related services for these properties. The Trust recognized $709,000 and $_________ of such payroll costs for the years ended December 31, 2003 and December 31, 2004, respectively, that have been or will be reimbursed to Maxus by the Trust.

     On April 30, 2004, the Trust, through one of the Trust's subsidiaries, acquired The Terrace Apartments pursuant to a merger transaction with Terrace Acquisition, L.P. ("Terrace LP") David L. Johnson, the Trust's Chairman, Chief Executive Officer and President and beneficial owner of more than 10% of the Trust's issued and outstanding common stock, is the principal owner and President of DLJ Enterprises, Inc. ("DLJ"), the general partner of Terrace LP, and is the primary equity owner of a limited partner of a partnership that owned approximately 18% of Terrace LP. In connection with the merger, DLJ received 3,621 operating units of Maxus Operating Limited Partnership ("MOLP"), the Trust's operating limited partnership. DLJ also received a brokerage commission of $72,000 in connection with the closing of the merger transaction between Terrace Acquisition, L.P. and MOLP in the form of 6,000 operating units of MOLP. The operating units are convertible into shares of the Trust's common stock (currently on a one unit for one share basis) or cash, at the Trust's election.

     On September 1, 2004, DLJ also received a brokerage commission of $70,500 in connection with the closing of the purchase of the Arbor Gate and Waverly apartment complexes by subsidiaries of the Trust.

Report of the Independent Trustees

     The Trust does not have a compensation committee responsible for establishing an executive compensation policy and plan for the Trust. In the place of such a compensation committee, the Independent Trustees are responsible for establishing the executive compensation policies. The Independent Trustees review and approve all compensation plans, benefit programs and perquisites for executives.

     The Independent Trustees have determined not to pay the executive officers a salary, except for the bonus described above to Danley K. Sheldon, or enter into employment agreements with the executive officers because the executive officers (i) are already significant shareholders of the Trust and (ii) are affiliates of the management company hired by the Trust to manage the properties held by the Trust.

     The Independent Trustees review this compensation policy on an annual basis.

     This  report  was made over the name of each of the  Independent  Trustees:
Monte McDowell, Kevan D. Acord, W. Robert Kohorst and Jose L. Evans.

Performance Graph

     The following performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Trust specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The following performance graph shows a five-year comparison of cumulative total returns (change in stock price plus reinvested dividends) for Maxus Realty Trust, Inc. ("MRTI"), the Total Return Index for The NASDAQ Stock Market (U.S.) ("NASDAQ") and the National Association of Real Estate Investment Trusts ("NAREIT") Total Return Index.

         [GRAPHIC OMITTED]

              Comparison Of Five-Year Cumulative Total Return Among
  Maxus Realty Trust, the Total Return Index for The Nasdaq Stock Market (U.S.)
                       and NAREIT Composite Return Index

     Assumes $100 invested on December 31, 1999 in Maxus Realty Trust, Inc.
       Common Stock, NASDAQ Stock Market (U.S.) and NAREIT Composite Index

                                     December 31,
             2000          2001          2002           2003            2004
             ----          ----          ----           -----           ----
NASDAQ       60.31         47.84         33.07          49.45           53.81
NAREIT      125.89        145.41        152.99         211.84          276.26
MRTI        125.24        232.70        210.97         243.32          349.32

                                   PROPOSAL 2

                     PROPOSAL TO CREATE A CLASS OF PREFERRED
                     STOCK IN THE AMOUNT OF 5,000,000 SHARES

     The proposed amendment to Article Three of the Articles of Incorporation attached as Appendix B to this proxy statement will create 5,000,000 authorized shares of preferred stock commonly referred to as "blank check" preferred stock. The following summary does not purport to be complete and is qualified in its entirety by reference to the proposed amendment to Article Three of the Articles of Incorporation as set forth in Appendix B.

     The term "blank check" refers to preferred stock, the creation and issuance of which is authorized in advance by the shareholders and the terms, rights and features of which are determined by the Trust's Board of Trustees upon issuance. The authorization of such preferred stock would permit the Board of Trustees to authorize and issue preferred stock from time to time in one or more series.

     Subject to the provisions of the Trust's amendment to the Articles of Incorporation and the limitations prescribed by law, the Board would be expressly authorized, at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the powers, designations, preferences and relative, participating, optional or other rights, if any, qualifications, limitations or restrictions thereof, if any, including (i) dividend rights (including whether the dividends are cumulative), (ii) dividend rates, (iii) terms of redemption (including sinking fund provisions), (iv) redemption prices,
(v) conversion rights and prices and (vi) liquidation preferences of the shares constituting any class or series of the preferred stock, in each case without any further action or vote by the shareholders. The Board would be required to make any determination to issue shares of preferred stock based on its judgment as to the best interests of the Trust and its shareholders. The Board is seeking shareholder approval of an amendment to the Articles of Incorporation which would give the Board flexibility, without further shareholder action, to issue preferred stock on such terms and conditions as the board of directors deems to be in the best interests of the Trust and its shareholders. The Trust has no immediate definitive plans to issue any shares of preferred stock. Therefore, the terms, rights and features of a preferred stock subject to this proposal cannot be stated or predicted with certainty.

     It is not possible to state the effects of the proposed amendment upon the rights of holders of common stock until the Board determines the respective rights of the holders of one or more series of preferred stock. However, the issuance of shares of preferred stock pursuant to the Board's authority described above may adversely affect the rights of the holders of common stock. Specifically, the effects of such issuances of preferred stock could include (i) reduction of the amount of cash otherwise available for payment of dividends on common stock, if any, (ii) restrictions on dividends on common stock, (iii) dilution of the voting power of common stock, and (iv) restrictions on the rights of holders of common stock to share in the Trust's assets on liquidation until satisfaction of any liquidation preference granted to the holders of such subsequently designated class or series of preferred stock. For example, preferred stock issued by the Trust may have priority over the common stock as to dividend rights, liquidation preferences or both, may have full or limited voting rights, and may be convertible into shares of common stock. Accordingly, the issuance of shares of preferred stock could decrease the amount of earnings and assets allocable to or available for distribution to holders of common stock and adversely affect the rights and powers, including voting rights of the common stock, and may discourage bids for the common stock or may otherwise adversely affect the market price of the common stock.

     The amendment will provide the Trust with increased financial flexibility in meeting future capital requirements by providing another type of security in addition to its common stock, as it will allow preferred stock to be available for issuance from time to time and with such features as determined by the Board for any proper corporate purpose. Such purposes could include, without limitation, issuance for cash as a means of obtaining private capital for use by the Trust, or issuance as part or all of the consideration required to be paid by the Trust for acquisitions of other businesses or assets. Because the Board will determine the rights, powers, designations, preferences and qualifications of any preferred stock the Trust may issue, without additional shareholder approval, the Board can negotiate terms on an expedited basis. Management believes that this will also help reduce costs because the Trust will not have to seek shareholder approval to issue the preferred shares unless the Trust is required to obtain shareholder approval for the transaction under NASDAQ rules.

     Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Trust by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of the Trust. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of the Trust by means of a tender offer, proxy contest, merger or otherwise. The ability of the Board of Trustees to issue such additional shares of preferred stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Trust by tender offer or other means. Such issuances could therefore deprive shareholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of preferred stock to persons friendly to the Board could make it more difficult to remove incumbent officers and trustees from office even if such change were to be favorable to shareholders generally.

     The Trust has existing provisions in its articles and bylaws that may deter a takeover. These provisions include: REIT protective provisions that limit beneficial ownership by anyone other than Mr. Johnson to 7.6% of the Trust's outstanding shares of common stock and provisions giving the board of directors sole power to set the number of directors. Further, the Trust's current articles of incorporation authorizes 5,000,000 shares of common stock, which are approximately 3,700,000 more shares than the number of shares currently outstanding. The Trust could issue, within the limits imposed by applicable law, shares of authorized and available common stock as a means to dilute public ownership of the Trust and thereby discourage a potential adverse acquirer from seeking control of the Trust.

     While the amendment may have anti-takeover ramifications, the Board has not recommended the amendment for the purpose of adopting an anti-takeover measure and does not anticipate using it for such purpose, but instead believes that the financial flexibility offered by the amendment outweighs any disadvantages or anti-takeover ramifications. To the extent that the amendment may have anti-takeover effects, the amendment may encourage persons seeking to acquire the Trust to negotiate directly with the Board enabling the Board to consider the proposed transaction in a manner that best serves the shareholders' interests. The Board recommended the amendment by approval of each of the members of the Board attending the board meeting.

     The Board of Trustees Recommends a Vote for the above described Amendment to the Trust's Articles of Incorporation.


                                   PROPOSAL 3

            PROPOSAL TO ALLOW THE TRUST'S PRESIDENT TO BE DESIGNATED
                     AS THE TRUST'S CHIEF EXECUTIVE OFFICER

     The proposed amendments to Section 4.5 and Section 4.6 of the Trust's Bylaws attached as Appendix C to this proxy statement will allow the Board of Trustees to designate either the Chairman of the Board or the President as the Chief Executive Officer of the Trust. The following summary does not purport to be complete and is qualified in its entirety by reference to the proposed amendments to Section 4.5 and Section 4.6 of the Bylaws as set forth in Appendix C.

     Section 4.5 of the Trust's Bylaws currently require that the Chairman of the Board be the Chief Executive Officer of the Trust. The Board of Trustees would like the flexibility to designate the Trust's President as the Chief Executive Officer. If the amendments are adopted, the Trust's Chairman of the Board would not be the Trust's Chief Executive Officer if the Board of Trustees designated the President as the Trustee's Chief Executive Officer. In such event, the Chairman of the Board may not be actively involved in the Trust's management. The Board believes that these amendments are in the best interests of the Trust because it will give the Trust flexibility in determining whether the Chairman of the Board or the President shall serve as the Trust's Chief Executive Officer. These amendments will allow the Board of Trustees to appoint a Chairman of the Board who may not be actively involved in the Trust's management but would provide additional oversight of the Trust's management.

     The Board of Trustees Recommends a Vote for the above described Amendments to the Trust's Bylaws.


                                   PROPOSAL 4

                      PROPOSAL TO APPROVE ANY ADJOURNMENT
                              OF THE ANNUAL MEETING

     A vote (i) in person by a shareholder for adjournment of the Annual Meeting of Shareholders or (ii) for Proposal 4 on the proxy card authorizing the named proxies on the proxy card to vote the shares covered by such proxy to adjourn the Annual Meeting of Shareholders, would allow for additional solicitation of shareholder proxies or votes in order to obtain a quorum or in order to obtain more proxies or votes in favor of Proposal 1, Proposal 2 and/or Proposal 3. Consequently, it is not likely to be in the interest of shareholders who intend to vote against Proposal 1, Proposal 2 and/or Proposal 3 to vote in person to adjourn the Annual Meeting of Shareholders or to vote for Proposal 4 on the proxy card.

     The Board of Trustees Recommends a Vote For Any Proposal to Adjourn The Annual Meeting to Allow For Additional Solicitation of Shareholder Proxies or Votes.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth information as of March __, 2005, regarding the number of shares of the Trust beneficially owned by each of the Trustees, nominees for Trustee and executive officers of the Trust, by any other person, if any, known to own 5% or more of the Trust's outstanding shares and by all current Trustees, nominees for Trustees and executive officers as a group:



       Name of                                        Number of Shares                  Percent
       Beneficial Owner(1)                         Beneficially Owned (2)            of Class (3)
       ----------------                            ----------------------            ------------
       David L. Johnson                                   160,632 (4)                     12.4
       John W. Alvey                                       55,881 (5)                      4.3
       Christopher J. Garlich                              77,882 (6)                      6.0
       Monte McDowell                                      19,884 (7)                      1.6
       Danley K. Sheldon                                   20,000 (8)                      1.6
       W. Robert Kohorst                                   35,748 (9)                      2.8
       Kevan D. Acord                                       2,130 (10)                      *
       Jose L. Evans                                       27,852                          2.1

       Mercury Real Estate Advisors LLC                    97,998 (11)                     7.6
       100 Field Point Road
       Greenwich, CT 06830

       Mercury Special Situations Fund LP                  80,656 (11)                     6.2
       100 Field Point Road
       Greenwich, CT 06830

       Malcolm F. MacLean IV                               97,998 (11)                     7.6


                                       17

       100 Field Point Road
       Greenwich, CT 06830

       David R. Jarvis                                     97,998 (11)                     7.6
       100 Field Point Road
       Greenwich, CT 06830
       Trustees and Executive                             312,975                         25.2
           Officers as a Group



(1) Each of the named beneficial owners other than Mercury Real Estate Advisors LLC may be reached at the Trust's executive offices: c/o Maxus Realty Trust, 104 Armour Boulevard, North Kansas City, Missouri 64116.

(2) Under the rules of the Securities and Exchange Commission, persons who have power to vote or dispose of securities, either alone or jointly with others, are deemed to be the beneficial owners of such securities. Except as described in the footnotes below, the Trustee has both sole voting power and sole investment power with respect to the shares set forth in the table.

(3) An asterisk indicates that the number of shares beneficially owned do not exceed one percent of the number of shares of common stock issued and outstanding.

(4) Includes: (i) 150,561 shares held by Mr. Johnson and his wife as joint tenants with right of survivorship, (ii) 150 shares held in an individual retirement account for Mr. Johnson's benefit, (iii) 300 shares held by his minor son and daughter and (iv) 9,621 units of Maxus Operating Limited Partnership ("MOLP"), the Trust's operating limited partnership, which are currently convertible into 9,621 shares of the Trust's common stock. Does not include (i) 49,946 shares pledged as collateral to Sunset Plaza Realty Partners, L.P. ("Sunset"), a limited partnership in which Mr. Johnson and his wife indirectly are the principal equity interest holders, to secure loans made by Sunset and (ii) 37,881 shares pledged as collateral to Bond Purchase, L.L.C. ("Bond Purchase"), a limited liability company in which Mr. Johnson and his wife are the majority equity interest holders, to secure a loan to NKC Associates, L.L.C. (as described in note (5) below).

(5) Includes shared voting and dispositive power of the 37,881 shares held by NKC Associates, L.L.C., a Missouri limited liability company ("NKC"), in which Mr. Alvey holds a 22.5% equity interest. NKC acquired these shares with funds from a demand loan made by Bond Purchase, L.L.C., a Missouri limited liability company and affiliate of David L. Johnson. The demand loan is secured by the 37,881 shares of the Trust acquired by NKC, with interest accruing on the unpaid balance at a rate of eight percent per annum. Substantially all of the shares purchased by Mr. Alvey other than the shares acquired by NKC Associates, L.L.C. were purchased with funds loaned to Mr. Alvey by David L. Johnson and his wife and his affiliates. These loans are unsecured.

(6) Includes 51,382 shares held by a trust in which Mr. Garlich is the grantor and trustee and 26,500 shares held by Mr. Garlich's wife.

(7) Includes: (i) 11,000 shares held by a revocable trust for the benefit of Mr. McDowell's minor son, (ii) 4,875 shares held by McDowell Investments, L.P., a Missouri limited partnership in which Mr. McDowell is the 100% equity holder ("McDowell Investments") and (iii) 4,009 shares held by his minor son in a custodial account in which Mr. McDowell is the custodian.

(8) These shares have been pledged as collateral to Sunset to secure loans made by Sunset to Mr. Sheldon.

(9) Includes (i) 33,048 shares held by Everest Management, LLC, of which Mr. Kohorst is a 50% beneficial owner through his pension plan, (ii) 700 shares held in Mr. Kohorst's individual retirement account and (iii) 2,000 shares held in Mr. Kohorst's wife's individual retirement account.

(10) Held by Mr. Acord's wife.

(11) Pursuant to Amendment No. 1 to the Schedule 13D jointly filed by Mercury Real Estate Advisors LLC, Mercury Special Situations Fund LP, Malcolm F. MacLean IV and David R. Jarvis on December 22, 2004. Each of these reporting persons reported beneficial ownership of all or a certain portion of the 97,998 shares acquired by the reporting persons.



                                  OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Trust's officers and Trustees, and persons who own more than ten percent of the Trust's common stock, to file reports of ownership and changes in ownership with the SEC. Officers, Trustees and greater than ten percent shareholders are required by SEC regulation to furnish the Trust with copies of all Section 16(a) forms they file.

     Based primarily on its review of the copies of such reports received by it, or written representations from certain reporting persons that no Form 5s were required for those persons, the Trust believes that, during fiscal 2004, all filing requirements applicable to its officers, Trustees, and greater than ten-percent beneficial owners were complied with, except that David L. Johnson did not timely file a Form 4 to report his receipt of MOLP units that are currently convertible into 9,621 shares of the Trust's common stock in connection with the consummation of a transaction on April 1, 2004.

Independent Auditors

     The Audit Committee selected KPMG LLP to serve as the Trust's independent auditor for the fiscal year ending December 31, 2005. KPMG LLP also served as the Trust's independent auditor for the fiscal year ended December 31, 2004. Representatives of KPMG LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to answer questions for the shareholders.

Other Business

     Other than those items set forth herein, the Board of Trustees knows of no other business to be presented for consideration at the Annual Meeting. Should any other matters properly come before the Annual Meeting or any adjournment thereof, it is the intention of the persons named in the proxies to vote such proxies in accordance with their best judgment on such matters.

Shareholder Proposals for the 2006 Annual Meeting of Shareholders

     Shareholders who wish to present proposals for action at the Annual Meeting of Shareholders to be held in 2005 should submit their proposals to the Trust at the address of the Trust set forth on the first page of this Proxy Statement. Proposals must be received by the Trust no later than November __, 2005, for consideration for inclusion in the next year's Proxy Statement and proxy. In addition, proxies solicited by management may confer discretionary authority to vote on matters which are not included in the proxy statement but which are raised at the Annual Meeting by shareholders, unless the Trust receives written notice at such address of such matters on or before February __, 2006.

Householding

     Only one copy of the Trust's Annual Report and the Proxy Statement is being delivered to multiple security holders sharing an address unless the Trust has received contrary instructions from one or more of the shareholders. This procedure is referred to as "householding." In addition, the Trust has been notified that certain intermediaries, i.e., brokers or banks, will household proxy materials. The Trust will promptly deliver upon written or oral request a separate copy of the Annual Report and/or the Proxy Statement to a shareholder at a shared address to which a single copy of the document was delivered if a separate copy of the Annual Report and/or Proxy Statement is desired. A shareholder should notify the Trust (i) if a shareholder wishes to receive a separate Annual Report and/or Proxy Statement in the future or (ii) if a shareholder is receiving multiple copies of the Annual Report and/or the Proxy Statement, but wishes to receive a single copy of the Annual Report and/or the Proxy Statement in the future. Requests should be made to Maxus Realty Trust, Inc., Attention: Diana Graves-Six, 104 Armour Road, North Kansas City, Missouri 64116, (816) 303-4500. A shareholder can contact his broker or bank to make a similar request, provided the broker or bank has determined to household proxy materials.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     A copy of the Trust's Annual Report to Shareholders is being furnished with
this  Proxy  Statement.   The  following  portions  of  the  Annual  Report  are
incorporated herein by reference:

          (i) "Management's Discussion and Analysis," at pages [3 to 10].

          (ii)"Consolidated Financial Statements" with the independent auditors report therein, at pages [F-1 to F-13]. Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for the purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document that is incorporated by reference herein modifies or supersedes such earlier statement. Any such statements modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

                                               BY ORDER OF THE BOARD OF TRUSTEES



                                               Christine A. Robinson
                                               Secretary
March __, 2005
North Kansas City, Missouri


Requests for Annual Report

     A copy of the Trust's Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission for fiscal 2004 will be sent to shareholders upon request without charge. Requests should be made to Maxus Realty Trust, Inc., Attention: Diana Graves-Six, 104 Armour Road, North Kansas City, Missouri 64116.

                                   APPENDIX A
                          NOMINATING COMMITTEE CHARTER

                            MAXUS REALTY TRUST, INC.

                          NOMINATING COMMITTEE CHARTER

I.  PURPOSE

The purpose of the Nominating Committee (the "Committee") of the Board of Trustees (the "Board") of Maxus Realty Trust, Inc. (the "Trust") is to identify and recommend individuals to the Board for nomination as members of the Board.

II. COMPOSITION

The Committee will consist solely of three or more members of the Board, each of whom the Board has determined is "independent" under the corporate governance listing standards of the NASDAQ Stock Market and under the Trust's bylaws.

The members of the Committee will be appointed and removed by the Board. Unless a committee chairperson is elected by the full Board, the members of the Committee may designate a committee chair by majority vote of the full Committee membership. A majority of the members of the Committee will constitute a quorum.

III. MEETINGS

The Committee will meet at least once annually, or more frequently as circumstances dictate. Minutes of each meeting will be compiled by the Trust's Secretary or other designee of the Committee.

IV.  RESPONSIBILITIES AND DUTIES

The following are the duties and responsibilities of the Committee:

     1. The Committee will have the responsibility to develop and recommend criteria for the selection of new trustees to the Board, including without limitation diversity, age, skills, experience, time availability (including the number of other boards he or she sits on in the context of the needs of the Board and the Trust) and such other criteria as the Committee may determine to be relevant at the time. The Committee will have the power to apply such criteria in connection with the identification of individuals to be Board members, as well as to apply the standards for independence imposed by the Trust's listing agreement with NASDAQ and all applicable federal laws and the underlying purpose and intent thereof in connection with such identification process.

     2. The Committee will establish policies and procedures from time to time regarding the trustee nominating process, including consideration of trustee candidates recommended by shareholders of the Trust, qualification criteria to be considered and the process for identifying and evaluating candidates.

     3. When vacancies occur or otherwise at the direction of the Board, the Committee will actively seek individuals whom the Committee determines meet such criteria and standards for recommendation to the Board.

     4. The Committee will have the sole authority to retain and terminate any search firm to be used to identify trustee candidates and will have sole authority to approve the search firm's fees and other retention terms, at the Trust's expense.

     5. The Committee will recommend to the Board, on an annual basis, nominees for election as trustees for the next annual meeting of shareholders.

     6. The Committee may form and delegate authority to subcommittees or members of the Committee when appropriate.

     7. The Committee will annually review its own performance and policies and procedures.

     8. The Committee will assist management in preparing disclosures to the Trust's annual proxy statement to shareholders and other reports with respect to the Committee's policies and procedures and the trustee nomination process as may be required by the rules of the Securities and Exchange Commission and NASDAQ.

V.   RESOURCES AND AUTHORITY

The Committee will have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate and approve the fees and other retention terms of special counsel and other experts or consultants as it deems appropriate, without seeking approval of the Board or management. With respect to consultants or search firms used to identify trustee candidates, this authority will be vested solely in the Committee.

                                   APPENDIX B

                       PROPOSED AMENDMENT TO ARTICLE THREE
                                       TO
                            ARTICLES OF INCORPORATION


     RESOLVED, that the Trust's Articles of Incorporation be amended by replacing ARTICLE THREE, in its entirety, with the following:

                                 "ARTICLE THREE

          The aggregate number of shares which the corporation shall have authority to issue is (i) Five Million shares (5,000,000) of Common Stock all of which shall have a par value of one Dollar ($1.00) per share, amounting in the aggregate to Five Million Dollars ($5,000,000.00) and (ii) Five Million shares (5,000,000) of Preferred Stock, all of which shall have a par value of one Cent ($0.01) per share, amounting in the aggregate to Fifty Thousand Dollars ($50,000.00). The Preferred Stock, or any class or any series thereof, shall have such powers, designations, preferences and relative, participating, optional or other rights, if any, or the qualifications, limitations or restrictions thereof, if any, as shall be provided for in the resolution or resolutions adopted by the Board of Trustees and may be made dependent upon facts ascertainable outside such resolution or resolutions providing for the issue of such stock adopted by the Board of Trustees, provided that the matter in which such facts shall operate upon the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issue of such stock adopted by the Board of Trustees."

                                   APPENDIX C

                             PROPOSED AMENDMENTS TO
                           SECTION 4.5 AND Section 4.6
                                     TO the
                                     BYLAWS

     RESOLVED, that the Trust's Bylaws be amended by replacing Section 4.5, in its entirety, with the following:

          "4.5 Chairman of the Board. The chairman of the board shall be the Chief Executive Officer of the Trust, unless the president is designated
     Chief Executive Officer by the Board of Trustees, and shall have general supervision, direction and control of the business of the Trust. He shall have general powers and duties of management, shall see that all orders and resolutions of the Board of Trustees are carried into effect, shall execute bonds, mortgages and other contracts requiring a seal under the seal of the Trust, except where permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Trustees to some other officer or agent of the Trust, shall preside at all meetings of the Shareholders and Trustees at which he is present and shall perform such other duties as the Board of Trustees may prescribe."

     RESOLVED, that the Trust's Bylaws be amended by replacing Section 4.6, in its entirety, with the following:

          "4.6 President. In the absence or disability of the chairman of the board, the president shall perform the duties and exercise the powers of the chairman of the board. In addition, the president shall have such other powers and duties as the Board of Trustees may prescribe, including without limitation serving as the Chief Executive Officer of the Trust, if so designated by the Board of Trustees."

                                   APPENDIX D

                                PRELIMINARY COPY
                                 [FORM OF PROXY]

                                      PROXY
                            MAXUS REALTY TRUST, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned does hereby appoint David L.. Johnson and Christine A. Robinson and each of them, the true and lawful attorneys-in-fact and proxies of the undersigned (acting by a majority hereunder), each with full power of substitution, to vote all common shares of the undersigned in Maxus Realty Trust, Inc. at the Annual Meeting of Shareholders to be held on May 10, 2005, commencing at 10:00 A.M. in the 24th Floor Conference Room at 2345 Grand
Boulevard, Suite 2400, Kansas City, Missouri, and at any adjournment thereof, upon all matters described in the Proxy Statement furnished herewith, subject to any directions indicated on the reverse side of this proxy. This proxy revokes all prior proxies given by the undersigned.

     With respect to the election of Trustees (Proposal 1), where no vote is specified or where a vote for all nominees is marked, the cumulative votes represented by a proxy will be cast, unless contrary instructions are given, at the discretion of the proxies named herein in order to elect as many nominees as believed possible under the then prevailing circumstances. Unless contrary instructions are given, if the undersigned withholds the undersigned's vote for a nominee, all of the undersigned's cumulative votes will be distributed among the remaining nominees at the discretion of the proxies.

                   (Please sign and date on the reverse side)

                        ANNUAL MEETING OF SHAREHOLDERS OF

                            MAXUS REALTY TRUST, INC.

                                  May 10, 2005


                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.


      Please detach along perforated line and mail in the envelope provided
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                  THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|
------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------- --------------------------------------------------------------------
1.  Election of Trustees.                                       2.    Amend the Trust's articles of             FOR  AGAINST ABSTAIN
                                                                      incorporation to authorize
                                                                      preferred stock.                           |_|    |_|    |_|
--------------------------------------------------------------- ------------------------------------------- ------------------------
--------------------------------------------------------------- ------------------------------------------- ------------------------
|_|  For all nominees                 Nominees
------------------------------------- ------------------------- ------------------------------------------- ------------------------
                                      O  Danley K. Sheldon      3.    Amend the Trust's bylaws to allow         FOR  AGAINST ABSTAIN
                                                                      the Trust's President to be
                                                                      designated Chief Executive Officer.        |_|    |_|    |_|
------------------------------------- ------------------------- ------------------------------------------- ------------------------
|_|  WITHHOLD AUTHORITY               O  Christopher J. Garlich
      FOR ALL NOMINEES                -------------------------- ------------------------------------------- -----------------------
                                      O  Monte McDowell
------------------------------------- -------------------------- ------------------------------------------- -----------------------
                                      O  W. Robert Kohorst
------------------------------------- -------------------------- ------------------------------------------- -----------------------
                                      O  Jose L. Evans           4.   Adjournment of the meeting to allow       FOR  AGAINST ABSTAIN
                                                                      or additional solicitation of proxies
                                                                      if necessary to establish a quorum.        |_|    |_|    |_|
------------------------------------- -------------------------- ------------------------------------------- -----------------------
|_|  FOR ALL EXCEPT                   O  Kevan D. Acord
------------------------------------- -------------------------- ------------------------------------------- -----------------------
     (See instructions below)         O  David L. Johnson
------------------------------------- -------------------------- ------------------------------------------- -----------------------
------------------------------------- -------------------------- ------------------------------------------- -----------------------
                                      (Cumulative voting applies-
                                      See Proxy Statement)
------------------------------------- -------------------------- -------------------------------------------------------------------
                                                                 5.   In their discretion, the proxies are authorized to vote
                                                                      upon such other as may be properly come before the meeting.
------------------------------------- -------------------------- -------------------------------------------------------------------
------------------------------------- -------------------------- -------------------------------------------------------------------
                                                                      THIS PROXY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION
                                                                 IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL AND THE
                                                                 NOMINEES
------------------------------------- -------------------------- -------------------------------------------------------------------
INSTRUCTION:  To withhold authority to vote for any individual
------------  nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold,
              as shown here: o
---------------------------------------------------------------- -------------------------------------------------------------------
                                                                          IT IS IMPORTANT THAT YOU VOTE, SIGN AND RETURN THE
                                                                 ENCLOSED PROXY AS SOON AS POSSIBLE. BY DOING SO, YOU MAY SAVE THE
                                                                            TRUST THE EXPENSE OF ADDITIONAL SOLICITATION.
---------------------------------------------------------------- -------------------------------------------------------------------
                                                                 -------------------------------------------------------------------
                                                                 -------------------------------------------------------------------
---------------------------------------------------------------- -------------------------------------------------------------------
To change the address on your account, please check the      |_|
box at the right and indicate your new address in the
address space above. Please note that changes to the
registered name(s) on the account may not be submitted
via this method.
------------------------------------------------------------------------------------------------------------------------------------
---------------- --------------------------- ---- -------------- -------------- ------------------------------- ----- --------------
Signature of                                 Date                Signature of                                   Date:
Shareholder                                                      Shareholder
---------------- --------------------------- ---- -------------- -------------- ------------------------------- ----- --------------
Note: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                   APPENDIX E

     1. Page [__] of the printed proxy statement contains a performance graph. The information in the graph is set forth in the table immediately following the graph.